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                                                                    Exhibit 32.1
                                                          (Furnished, Not Filed)




                                  CERTIFICATION




       I, John B. Devlin, Chief Financial Officer of Raytech Corporation (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

       1. The quarterly report on Form 10-Q of the Company for the period ended June 29, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2. The information contained in such Form 10-Q fairly presents, in accordance with United States generally accepted accounting principles, in all material respects, the financial condition and results of operations of the Company.

         IN WITNESS WHEREOF, I have executed this Certification this 13th day of August, 2003.

                                             /s/JOHN B. DEVLIN
                                             -----------------------------------
                                             John B. Devlin
                                             Vice President, Treasurer
                                             and Chief Financial Officer